UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 25, 2006

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Heritage Oaks Bancorp (HEOP) issued a Press Release describing a correction to third quarter EPS as announced in its prior earnings release of October 16, 2006.

Please refer to the Press Release dated October 25, 2006 attached hereto and made part of.

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

On October 20, 2006, at its regular meeting of the Board of Directors of Heritage Oaks Bancorp, the Board declared an $0.08 per-share dividend for all shareholders of record on November 3, 2006, payable on November 17, 2006.

On October 20, 2006, the Board of Directors approved the authorization to repurchase an additional 60,000 shares of Company stock to its current stock repurchase program, which now provides for a total of up to 100,000 shares.

Please refer to the Press Release dated October 25, 2006 attached hereto and made part of.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99	99.1 Press Release dated October 25, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heritage Oaks Bancorp

Date: October 25, 2006	By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 25, 2006.